UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2007

      MONMOUTH CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	000-24282	21-0740878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Juniper Business Plaza, Suite 3-C

3499 Route 9 North

Freehold, New Jersey

07728

(Address of principal executive offices)

(Zip Code)

(732) 577-9993

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

On May 18, 2007, Monmouth Capital Corporation, a New Jersey corporation (the “Company”) and Monmouth Real Estate Investment Corporation, a Maryland corporation (“Monmouth REIT”), issued a joint press release announcing the date, time and place of the Special Meeting of Stockholders of the Company and the record date for determination of stockholders entitled to attend and vote at the meeting.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

99.1

Joint Press Release dated May 18, 2007, of the Company and Monmouth REIT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       MONMOUTH CAPITAL CORPORATION

Date: May 21, 2007	By: /s/ ANNA T. CHEW
Anna T. Chew
Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1

Joint Press Release dated May 18, 2007, of Monmouth Capital Corporation and Monmouth Real Estate Investment Corporation.